EXHIBIT 99.2

Right-Way Dealer Warehouse, Inc. Financial Statements as of and for the Years Ended December 31, 2005 and 2004, and Independent Auditors’ Report

INDEPENDENT AUDITORS’ REPORT

To the Board of Directors of
Right-Way Dealer Warehouse, Inc.:

We have audited the accompanying balance sheets of Right-Way Dealer Warehouse, Inc. (the “Company”) as of December 31, 2005 and 2004, and the related statements of operations and retained earnings and of cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Right-Way Dealer Warehouse, Inc. as of December 31, 2005 and 2004, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Stamford, CT
April 26, 2006

RIGHT-WAY DEALER WAREHOUSE, INC.

BALANCE SHEETS
AS OF DECEMBER 31, 2005 AND 2004

	2005	2004
ASSETS

CURRENT ASSETS:
Cash	$37,784	$50,591
Accounts receivable, less allowance for doubtful accounts
of approximately $94,000 in 2005 and 2004	3,058,202	3,194,924
Other receivables	285,419	207,986
Inventories	7,269,804	7,395,811
Due from related parties	200,315	68,930
Prepaid and other current assets	207,835	226,148

Total current assets	11,059,359	11,144,390

FIXED ASSETS—Net	738,042	540,923

OTHER ASSETS	327,342	267,932

TOTAL	$12,124,743	$11,953,245

LIABILITIES AND STOCKHOLDER’S EQUITY

CURRENT LIABILITIES:
Accounts payable	$4,653,738	$4,732,630
Accrued expenses and other liabilities	394,348	423,370
Current portion of long-term obligations	76,044	54,482

Total current liabilities	5,124,130	5,210,482

LINE OF CREDIT BORROWINGS	6,571,000	5,941,000

LONG-TERM OBLIGATIONS	181,320	140,000

OTHER LIABILITIES		33,396

Total liabilities	11,876,450	11,324,878

COMMITMENTS AND CONTINGENCIES (Note 7)

STOCKHOLDER’S EQUITY:
Common stock, no par value—authorized, 12,500 shares;
outstanding, 1,000 shares	51,274	51,274
Retained earnings	1,046,968	1,427,042
Treasury stock	(849,949)	(849,949)

Total stockholder’s equity	248,293	628,367

TOTAL	$12,124,743	$11,953,245

See notes to financial statements.

RIGHT-WAY DEALER WAREHOUSE, INC.

STATEMENTS OF OPERATIONS AND RETAINED EARNINGS
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

	2005	2004

SALES	$37,997,851	$38,252,625

COST OF SALES	29,164,000	29,681,963

GROSS PROFIT	8,833,851	8,570,662

WAREHOUSE EXPENSES	4,892,200	4,411,669

SELLING, GENERAL, AND ADMINISTRATIVE EXPENSES	3,679,717	3,494,525

OPERATING INCOME	261,934	664,468

INTEREST EXPENSE, Net of interest income of
$3,765 in 2005 and $6,677 in 2004	509,714	313,274

INCOME (LOSS) BEFORE INCOME TAXES	(247,780)	351,194

INCOME TAX (BENEFIT) PROVISION	(6,798)	16,603

NET (LOSS) INCOME	(240,982)	334,591

RETAINED EARNINGS—Beginning of year	1,427,042	1,231,338

DISTRIBUTION TO STOCKHOLDER	139,092	138,887

RETAINED EARNINGS—End of year	$1,046,968	$1,427,042

See notes to financial statements.

RIGHT-WAY DEALER WAREHOUSE, INC.

STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

	2005	2004

CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss) income	$(240,982)	$334,591
Adjustments to reconcile net income to net
cash provided by (used in) operating activities:
Depreciation, amortization and deferred taxes	105,050	153,691
Gain on interest rate swap agreement	(33,396)	(119,801)
Loss on disposal of fixed assets	12,327	21,019
Changes in operating assets and liabilities:
Decrease (increase) in accounts receivable	136,722	(126,774)
(Increase) decrease in other receivables	(77,433)	28,073
Decrease (increase) in inventories	126,007	(256,191)
(Increase) decrease in due from related parties	(131,385)	37,353
Decrease (increase) in prepaid and other current assets	18,313	(7,793)
Increase in other assets	(67,544)	(8,786)
(Decrease) increase in accounts payable	(78,892)	183,687
(Decrease) increase in accrued expenses	(29,022)	140,982
Decrease in income taxes payable		(8,271)

Net cash provided by (used in) operating activities	(260,235)	371,780

CASH FLOW FROM INVESTING ACTIVITIES—Capital
expenditures	(306,362)	(166,182)

CASH FLOWS FROM FINANCING ACTIVITIES:
Borrowings (payments) under line of credit—net	630,000	(134,000)
Proceeds from long-term borrowings	124,904	50,000
Payments of long-term obligations	(62,022)	(104,144)
Distribution to stockholder	(139,092)	(138,887)

Net cash provided by (used in) financing activities	553,790	(327,031)

NET DECREASE IN CASH	(12,807)	(121,433)

CASH—Beginning of year	50,591	172,024

CASH—End of year	$37,784	$50,591

SUPPLEMENTAL DISCLOSURES OF CASH PAID
DURING THE YEAR FOR:
Interest	$538,021	$437,801

Income taxes	$42,831	$48,712

See notes to financial statements.

RIGHT-WAY DEALER WAREHOUSE, INC.

NOTES TO FINANCIAL STATEMENTS
AS OF AND FOR THE YEARS ENDED DECEMBER 31, 2005 AND 2004

1.	ORGANIZATION AND DESCRIPTION OF BUSINESS

Right-Way Dealer Warehouse, Inc. (the “Company”) was incorporated in January 1981 under the laws of the Commonwealth of Massachusetts.

The Company operates wholesale hardware and paint sundries warehouses in Massachusetts, New York and Pennsylvania, with corporate offices in Brewster, New York.

2.	SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition—The Company generally records revenue from the sale of wholesale hardware and paint sundries upon delivery to the customer.

Inventories—Inventories, consisting mainly of wholesale hardware and paint sundries, are stated at the lower of average cost or market, cost being determined using the first-in, first-out method.

Fixed Assets—Fixed assets are stated at cost. Fixed assets held under capital leases and leasehold improvements are amortized on the straight-line method over the shorter of their estimated useful lives or the term of the lease. Other fixed assets are depreciated using the straight-line method over their estimated useful lives.

Interest Rate Swap Agreement—The Company utilized a Libor-based interest rate swap agreement (the “Swap”) to limit the impact of increases in interest rates on its variable rate debt by effectively fixing the interest rate on a portion of that debt. The Swap entitled the Company to receive from the counterparty, amounts, if any, by which the selected market interest rates exceeded the Swap interest rate. Conversely, the Company was required to pay to the counterparty, amounts, if any, by which the Swap interest rate exceeded the selected market interest rates. The Swap did not qualify for hedge accounting and was therefore marked to market on a current basis and the respective gains or losses are recognized in Interest Expense. The Company was exposed to credit-related losses in the event of nonperformance by the counterparty. The counterparty to the Swap, however, was a major financial institution, and the risk of loss due to nonperformance was minimal. The Swap commenced on June 25, 2001 and expired on June 24, 2005. Due to interest rate fluctuations the fair value of the Swap of $33,396 was unfavorable to the Company at December 31, 2004. The Company has reduced interest expense by $33,396 and $119,801 in 2005 and 2004, respectively, to reflect the market value fluctuations of the Swap.

Income Taxes—The Company has elected treatment as an “S” Corporation for Federal income tax purposes. Accordingly, for Federal income tax purposes, the current taxable income of the Company is taxable to its stockholder, who is responsible for the payment of income taxes on his individual return. However, the Company currently provides for State and local income taxes.

Concentration of Credit Risk—Concentration of credit risk with respect to trade receivables is limited due to the large number of customers comprising the Company’s customer base. The Company performs ongoing credit evaluations of its customers’ financial conditions and requires either personal guarantees or collateral, as deemed necessary.

Fair Value of Financial Instruments—The carrying amount reported in the balance sheet for cash, accounts receivable, accrued expenses and other current liabilities approximates fair value because of the immediate short-term maturity of these financial instruments. The carrying amount of long-term debt approximates fair value based on terms currently available to the Company.

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

3.	RELATED PARTY TRANSACTIONS

Amounts due from related parties as of December 31, 2005 and 2004, are as follows:

	2005	2004

Company under common control	$514	-
Employees	22,753	19,612
Stockholder	177,048	49,318

Due from related parties	$200,315	$68,930

The Company under common control is owned by the stockholder of the Company.

4.	FIXED ASSETS

Fixed assets—net at December 31, 2005 and 2004, consist of the following:

	2005	2004	Useful Lives

Equipment held under capital lease	$209,138	$260,781	3–10 years
Leasehold improvements	362,371	353,407	3–25 years
Warehouse equipment	87,203	161,066	5–10 years
Furniture and fixtures	31,499	80,090	5–8 years
Data processing equipment	173,189	318,473	5–8 years
Motor vehicles	387,324	336,742	5 years

	1,250,724	1,510,559

Accumulated amortization of fixed assets
held under capital leases	3,500	144,719
Accumulated depreciation and amortization	509,182	824,917

Fixed assets—net	$738,042	$540,923

5.	LINE OF CREDIT

The Company has a Credit Agreement with a bank that, as amended, provided for borrowing capacity of $9,000,000, not to exceed the sum of 80% of the value of Eligible Accounts Receivable (as defined in the amended Credit Agreement) plus the lesser of $6,000,000 or 60% of the value of Eligible Inventory (as defined in the amended Credit Agreement). The Credit Agreement includes provisions for modified interest rates, which vary based on certain financial ratios in future periods. The rates are set, at the option of the Company, at the bank’s prime rate plus one percent (1%) or Libor plus three percent (3%).

The Company is obligated to comply with certain covenants under the Credit Agreement, including maintenance of a minimum tangible Net Worth and defined quarterly ratios related to interest coverage, operating cash flows and leverage.

At December 31, 2005 and 2004, $6,571,000 and $5,941,000, respectively, were borrowed under the Credit Agreement. The Company had additional borrowing capacity of approximately $98,000 at December 31, 2005. Borrowings bore interest at approximately 7.40% at December 31, 2005, and were collateralized by all assets of the Company. The Company’s stockholder has personally guaranteed these loans.

On August 18, 2005, the Company entered into an extension of the Credit Agreement through June 30, 2008, which amended certain covenants on a prospective basis and provided for increases in borrowing capacity to $10,000,000 during its first two years and to $11,000,000 during its third year. The Company was not in compliance with certain covenants as of March 31, 2005 and June 30, 2005. On August 18, 2005, the bank waived these events of default as of June 30, 2005

The Company was not in compliance with certain covenants as of September 30, 2005 and December 31, 2005.  On March 31, 2006 the bank waived these events of default and amended certain covenants on a prospective basis.  Based upon current operating projections, it is management’s belief that the Company will be in compliance with the terms of the amended Credit Agreement through the remainder of 2006.

6.	LONG-TERM OBLIGATIONS

The Company had borrowings of $153,029 and $54,434 at December 31, 2005 and 2004, respectively, related to financing of motor vehicles. In addition, the Company has capital lease obligations principally related to data processing equipment, of $104,335 and $140,048 at December 31, 2005 and 2004, respectively.

Minimum future lease and notes payments at December 31, 2005, are as follows:

Years Ending
December 31

2006	$76,044
2007	81,757
2008	60,611
2009	19,430
Thereafter	19,522

Total	257,364

Less current portion	(76,044)

Long-term obligation	$181,320

7.	COMMITMENTS AND CONTINGENCIES

Operating Leases—The Company has entered into certain noncancelable operating leases, one of which contains five-year renewal options, for warehouse and office space. Rental expense was $724,549 and $717,248 in 2005 and 2004.

Future minimum rental payments for warehouse and office space under these leases at December 31, 2005, are as follows:

Years Ending
December 31

2006	$625,162
2007	538,971
2008	519,167
2009	347,474
Thereafter	206,101

$2,236,875

Related-Party Transaction—A warehouse is leased from a company under common control under a noncancelable operating lease. Rental expenses under the lease were $293,456 and $288,015 in 2005 and 2004, respectively. The Company has guaranteed the repayment of a mortgage of the related party lessor. At December 31, 2005 and 2004, such mortgage had a balance of $1,199,200 and $1,288,000, respectively.

8.	INCOME TAXES

The Company has elected under Subchapter S of the Internal Revenue Code to be treated substantially as a partnership instead of a corporation for Federal income tax purposes. As a result, the stockholder reports the Company’s taxable income on his individual income tax returns. Accordingly, no provision for Federal income taxes is included in the financial statements.

The provision (benefit) for state and local income taxes in 2005 and 2004 was as follows:

	2005	2004
Current	$(10,054)	$11,507
Deferred	3,256	5,096

Total	$(6,798)	$16,603

Deferred income taxes reflected in the accompanying balance sheets relate principally to allowances that are currently not deductible for income tax purposes, differences in accounting for capital leases for book and tax purposes, and the inclusion for income tax purposes of certain additional overhead costs in inventory.

9.	PROFIT-SHARING PLAN AND TRUST

The Company has a profit-sharing plan and trust (the “Plan”) covering all eligible employees. The Plan includes a 401(k) savings plan feature. Employees may contribute up to 17% of their annual salary, subject to limitations. The Company matches 20% of the first 5% contributed by the employee. Profit sharing contributions to the Plan are at the discretion of management. The contributions and other expenses relating to the Plan were $24,346 and $24,042 in 2005 and 2004, respectively.

******

Right-Way Dealer Warehouse, Inc. Financial Statements as of and for the Year Ended December 31, 2006, and Independent Auditors’ Report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors and Stockholder
Right-Way Dealer Warehouse, Inc.
Brewster, New York

We have audited the accompanying balance sheet of Right-Way Dealer Warehouse, Inc. (the “Company”) as of December 31, 2006, and the related statements of operations, changes in stockholder’s (deficit) equity and of cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of Right-Way Dealer Warehouse, Inc. as of December 31, 2006, and the results of its operations and its cash flows for the year then ended December 31, 2006, in conformity with accounting principles generally accepted in the United States of America.

As discussed in Note 3, on January 22, 2007, the Company filed for voluntary reorganization under Chapter 11 of the United States Bankruptcy Code. The accompanying financial statements do not purport to reflect or provide for the consequences of the bankruptcy proceedings. In particular, such financial statements do not purport to show (a) as to assets, their realizable value on a liquidation basis or their availability to satisfy liabilities; (b) as to pre-petition liabilities, the amounts that may be allowed for claims or contingencies, or the status and priority thereof; (c) as to stockholder accounts, the effect of any changes that may be made in the capitalization of the Company; or (d) as to operations, the effect of any changes that may be made in its business.  Additionally, as discussed in Note 3, on April 5, 2007, the Company sold its accounts receivable, inventory and use of its name.

/s/ Sobel & Co. LLC
Certified Public Accountants

June 14, 2007

Livingston, New Jersey

RIGHT-WAY DEALER WAREHOUSE, INC.

BALANCE SHEET
AS OF DECEMBER 31, 2006

2006
ASSETS

CURRENT ASSETS:

Cash	$51,188
Accounts receivable, less allowance for doubtful accounts
of approximately $243,000	2,912,508
Other receivables
Inventories	5,208,670
Due from related parties	171,694
Prepaid and other current assets	138,966

Total current assets	8,483,026

FIXED ASSETS—Net	272,530

OTHER ASSETS	369,661

TOTAL	$9,125,217

LIABILITIES AND STOCKHOLDER’S EQUITY

CURRENT LIABILITIES:
Line of credit	$5,718,462
Accounts payable	5,226,836
Accrued expenses and other liabilities	365,311
Current portion of long-term obligations	94,419

Total current liabilities	11,405,028

LONG-TERM OBLIGATIONS	132,194

Total liabilities	11,537,222

COMMITMENTS AND CONTINGENCIES

STOCKHOLDER’S DEFICIT:
Common stock, no par value—authorized, 12,500 shares;
outstanding, 1,000 shares	51,274
Accumulated deficit	(1,613,330)
Treasury stock, at cost	(849,949)

Total stockholder’s deficit	(2,412,005)

TOTAL	$9,125,217

See report of independent registered public accounting firm and accompanying notes to financial statements.

RIGHT-WAY DEALER WAREHOUSE, INC.

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006

2006

SALES, NET	$39,473,731

COST OF SALES	31,673,118

GROSS PROFIT	7,800,613

WAREHOUSE EXPENSES	5,562,872

SELLING, GENERAL, AND ADMINISTRATIVE EXPENSES	4,321,084

OPERATING LOSS	(2,083,343)

INTEREST EXPENSE, Net of interest income of $72,812	599,885

LOSS BEFORE TAXES	(2,683,228)

INCOME TAX BENEFIT	(26,692)

NET LOSS	$(2,656,536)

See report of independent registered public accounting firm and accompanying notes to financial statements.

RIGHT-WAY DEALER WAREHOUSE, INC.

STATEMENT OF CHANGES IN STOCKHOLDER'S (DEFICIT) EQUITY

	Common Stock
	Number		Accumulated	Treasury
	of Shares	Value	deficit	stock	Total

Balance, January 1, 2006	1,000	$51,274	$1,046,968	$(849,949)	$248,293

Distribution to stockholder			(3,762)		(3,762)

Net loss			(2,656,536)		(2,656,536)

Balance, December 31, 2006	1,000	$51,274	$(1,613,330)	$(849,949)	$(2,412,005)

See report of independent registered public accounting firm and accompanying notes to financial statements.

RIGHT-WAY DEALER WAREHOUSE, INC.

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED DECEMBER 31, 2006

2006
CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(2,656,536)
Adjustments to reconcile net income to net
cash provided by operating activities:
Impairment of fixed assets	455,281
Accounts receivable valuation	149,570
Inventory valuation, and lower of cost or market adjustment	740,000
Depreciation, amortization and deferred taxes	186,391
Loss on disposal of fixed assets	5,653
Changes in operating assets and liabilities:
Increase in accounts receivable	(3,876)
Decrease in other receivables	285,419
Decrease in inventories	1,321,134
Decrease in due from related parties	28,621
Decrease in prepaid and other current assets	68,869
Increase in other assets	(83,385)
Increase in accounts payable	573,098
Decrease in accrued expenses	(29,037)

Net cash provided by operating activities	1,041,202

CASH FLOW FROM INVESTING ACTIVITIES—Capital
expenditures	(140,747)

CASH FLOWS FROM FINANCING ACTIVITIES:
Payments under line of credit—net	(852,538)
Proceeds from long-term borrowings	51,663
Payments of long-term obligations	(82,414)
Distribution to stockholder	(3,762)

Net cash used in financing activities	(887,051)

NET INCREASE IN CASH	13,404

CASH—Beginning of year	37,784

CASH—End of year	$51,188

SUPPLEMENTAL DISCLOSURES OF CASH PAID
DURING THE YEAR FOR:
Interest	$705,323

Income taxes	$15,162

See report of independent registered public accounting firm and accompanying notes to financial statements.

RIGHT-WAY DEALER WAREHOUSE, INC.

NOTES TO FINANCIAL STATEMENTS
AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2006

1.	ORGANIZATION AND DESCRIPTION OF BUSINESS

Right-Way Dealer Warehouse, Inc. (the “Company”) was incorporated in January 1981 under the laws of the Commonwealth of Massachusetts.

The Company operates wholesale hardware and paint sundries warehouses in Massachusetts, New York and Pennsylvania, with corporate offices in Brewster, New York.

2.	SIGNIFICANT ACCOUNTING POLICIES

Revenue Recognition—The Company generally records revenue from the sale of wholesale hardware and paint sundries upon delivery to the customer.

Inventories—Inventories, consisting mainly of wholesale hardware and paint sundries, are stated at the lower of average cost or market, cost being determined using the first-in, first-out method.

Fixed Assets—Fixed assets are stated at cost. Fixed assets held under capital leases and leasehold improvements are amortized on the straight-line method over the shorter of their estimated useful lives or the term of the lease. Other fixed assets are depreciated using the straight-line method over their estimated useful lives.

Impairment of Long-Lived Assets—Statement of Financial Accounting Standards (FAS) No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets", prescribes that an impairment loss is recognized in the event that facts and circumstances indicate that the carrying amount of an asset may not be recoverable (See Note 3).

Income Taxes—The Company has elected treatment as an “S” Corporation for Federal income tax purposes. Accordingly, for Federal income tax purposes, the current taxable income of the Company is taxable to its stockholder, who is responsible for the payment of income taxes on his individual return. However, the Company currently provides for State and local income taxes.

Concentration of Credit Risk—Concentration of credit risk with respect to trade receivables is limited due to the large number of customers comprising the Company’s customer base. The Company performs ongoing credit evaluations of its customers’ financial conditions and requires either personal guarantees or collateral, as deemed necessary.

Fair Value of Financial Instruments—The carrying amount reported in the balance sheet for cash, accounts receivable, accrued expenses and other current liabilities approximates fair value because of the immediate short-term maturity of these financial instruments. The carrying amount of long-term debt approximates fair value based on terms currently available to the Company.

Use of Estimates—The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

New Accounting Pronouncements— In July 2006, FAS Interpretation No. 48, Accounting for Uncertainty in Income Taxes (FIN 48) was issued. FIN 48 clarifies the accounting for income taxes by prescribing a minimum probability threshold that a tax position must meet before a financial statement benefit is recognized. The minimum threshold is defined in FIN 48 as a tax position that is more likely not to be sustained upon examination by the applicable taxing authority, including resolution on any related appeals or litigation processes, based on the technical merits of the position. The tax benefit to be recognized is measured as the largest amount of benefit that is estimated to be greater than fifty percent likely of being realized upon ultimate settlement. FIN 48 must be applied to all existing tax positions upon initial adoption. The cumulative effect of applying FIN 48 at adoption, if any, is to be reported as an adjustment to opening retained earnings for the year of adoption. FIN 48 is effective for us January 1, 2007. Management is currently assessing the potential effect of FIN 48 on the financial statements, but preliminary analysis shows the effect to be immaterial.

3.	BANKRUPTCY FILING AND SALE OF CERTAIN ASSETS

On January 22, 2007, the Company filed a voluntary petition for reorganization under Chapter 11 of the federal bankruptcy laws in the United States Bankruptcy Court which is a result of the Company experiencing net losses and a decline in liquidity.  The financial statements do not reflect any adjustments to assets and liabilities as a result of such filing.

On April 5, 2007, the Company sold accounts receivable, inventory and use of its name to a third party.  The net proceeds of such sale amounted to approximately $3,170,000.  As a result of such asset sale, the Company recognized a charge for reserves on accounts receivable and inventory of approximately $150,000 and $605,000 respectively.  The proceeds of the asset sale were used to satisfy certain oblications, including the line of credit.

Additionally, as a result of the aforementioned sale, the Company closed its Norwood, Massachusetts and Philadelphia, Pennsylvania facilities, and retired other operating assets.  In connection with the closures and retirements, the Company has recognized a charge on impairment of long-lived assets of approximately $455,000.

4.	RELATED PARTY TRANSACTIONS

Amounts due from related parties as of December 31, 2006 are as follows:

2006

Employees	$17,947
Stockholder	153,747

Due from related parties	$171,694

5.	FIXED ASSETS

Fixed assets—net at December 31, 2006 consist of the following:

	2006	Useful Lives

Equipment held under capital lease	$93,107	3–10 years
Leasehold improvements	283,797	3–25 years
Warehouse equipment	56,888	5–10 years
Furniture and fixtures	16,638	5–8 years
Data processing equipment	112,968	5–8 years
Motor vehicles	308,850	5 years

	872,248
Accumulated amortization of fixed assets
held under capital leases	27,772
Accumulated depreciation and amortization	571,946

Fixed assets—net	$272,530

6.	LINE OF CREDIT

The Company has a Credit Agreement with a bank that, as amended, provided for borrowing capacity of $9,000,000, not to exceed the sum of 80% of the value of Eligible Accounts Receivable (as defined in the amended Credit Agreement) plus the lesser of $6,000,000 or 60% of the value of Eligible Inventory (as defined in the amended Credit Agreement). The Credit Agreement includes provisions for modified interest rates, which vary based on certain financial ratios in future periods. The rates are set, at the option of the Company, at the bank’s prime rate plus one percent (1%) or Libor plus three percent (3%). On August 18, 2005, the Company entered into an extension of the Credit Agreement through June 30, 2008, which amended certain covenants on a prospective basis and provided for increases in borrowing capacity to $10,000,000 during its first two years and to $11,000,000 during its third year.

The Company is obligated to comply with certain covenants under the Credit Agreement, including maintenance of a minimum tangible Net Worth and defined quarterly ratios related to interest coverage, operating cash flows and leverage.  The Company is in violation of certain covenants.

At December 31, 2006, $5,718,000 was borrowed under the Credit Agreement. The Company had no additional borrowing capacity at December 31, 2006. Borrowings bore interest at approximately 8.75% at December 31, 2006, and were collateralized by all assets of the Company. The Company’s stockholder has personally guaranteed these loans.

The Company was not in compliance with certain covenants as of September 30, 2006 and December 31, 2006.

7.	LONG-TERM OBLIGATIONS

The Company had borrowings of $161,278 at December 31, 2006 related to financing of motor vehicles. In addition, the Company has capital lease obligations principally related to data processing equipment, of $65,335 at December 31, 2006.

Minimum future lease and note payments at December 31, 2006, are as follows:

Years Ending
December 31

2007	$93,621
2008	73,120
2009	34,244
2010	25,628
2011	-

Total	226,613

Less current portion	(94,419)

Long-term obligation	$132,194

8.	COMMITMENTS AND CONTINGENCIES

Operating Leases—The Company has entered into certain noncancelable operating leases, one of which contains five-year renewal options, for warehouse and office space. Rental expense was $773,479 in 2006.

Future minimum rental payments for warehouse and office space under these leases at December 31, 2006, are as follows:

Years Ending
December 31

2007	$643,163
2008	598,909
2009	419,045
2010	270,101
2011	69,410

$2,000,628

Related-Party Transaction—A warehouse is leased from a company under common control under a non-cancelable operating lease. Rental expenses under the lease was $306,500 in 2006. The Company has guaranteed the repayment of a mortgage of the related party lessor. At December 31, 2006 such mortgage had a balance of $1,110,400.

9.	INCOME TAXES

The Company has elected under Subchapter S of the Internal Revenue Code to be treated substantially as a partnership instead of a corporation for Federal income tax purposes. As a result, the stockholder reports the Company’s taxable income on his individual income tax returns. Accordingly, no provision for Federal income taxes is included in the financial statements.

The provision (benefit) for state and local income taxes in 2006 was as follows:

2006

Current	$(71,593)
Deferred	44,901

Total	$(26,692)

Deferred taxes asset and liability at December 31, 2006 have been deemed immaterial.

10.	PROFIT-SHARING PLAN AND TRUST

The Company has a profit-sharing plan and trust (the “Plan”) covering all eligible employees. The Plan includes a 401(k) savings plan feature. Employees may contribute up to 17% of their annual salary, subject to limitations. The Company matches 20% of the first 5% contributed by the employee. Profit sharing contributions to the Plan are at the discretion of management. The contribution and other expenses relating to the Plan was $24,140.

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